SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of Earliest Event Reported): January 26, 2004

SOUTHERN HERITAGE BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Georgia	333-47291	58-2386654
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3461 Atlanta Highway, Oakwood, Georgia 30566

(Address of Principal Executive Offices, including Zip Code)

(770) 531-1240

(Registrant's Telephone Number, including Area Code)

(Former Name, if Changed Since Last Report)

______________________________________________________________________________

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Item 5. Other Events.

On January 26, 2004, Southern Heritage Bancorp, Inc. (the "Registrant") issued a joint press release. The press release, a copy of which is filed herewith as Exhibit 99.1 and is incorporated herein by reference, announces that the Registrant has agreed to merge with and into GB&T Bancshares, Inc., Gainesville, Georgia.

Item 7. Financial Statement and Exhibits.

(c) Exhibits

99.1 Joint Press Release of Registrant, dated January 26, 2004, announcing Registrant's agreement to merge into GB&T Bancshares, Inc.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 26, 2004	SOUTHERN HERITAGE BANCORP, INC. By: s/Tren Watson Tren Watson President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit Number	Description of Document
99.1	Joint Press Release of Registrant, dated January 26, 2004, announcing Registrant's agreement to merge into GB&T Bancshares, Inc.

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